SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):                21-Nov-01

Credit Suisse First Boston Mortgage Securities Corp.
FNT Mortgage-Backed Pass-Through Certificates, FNT Series 2001-3

Credit Suisse First Boston Mortgage Securities Corp.
(Exact name of registrant as specified in its charter)


Delaware                  333-61840                  13-3320910
(State or Other           (Commission                (I.R.S. Employer
Jurisdiction              File Number)               Identification No.)
of Incorporation)


            11 Madison Ave
            New York, New York                           10010
            (Address of Principal                     (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code                (212) 325-2000


Item 5.     Other Events.

On behalf of Credit Suisse First Boston Mortgage Securities Corp. FNT Series 2001-3, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated July 1, 2001 by Bank One, as trustee for the Trust, the Trustee has caused to be filed with the
Commission, the Monthly Report dated                     21-Nov-01
The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly
Report will occur subsequent to each monthly distribution to the holders of the Certificates.

A.          Monthly Report Information:
            See Exhibit No. 1

B.          Have any deficiencies occurred?   NO.
                          Date:
                          Amount:

C.          Item 1: Legal Proceedings:               NONE

D.          Item 2: Changes in Securities:           NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.          Item 5: Other Information - Form 10-Q, Part II -
            Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

First Nationwide Trust Series 2001-3
Mortgage Pass-Through Certificates, Series 2001-3

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

              Beginning                                Principal     Remaining
Class          Balance       Principal     Interest      Loss         Balance
I-A-1           177185634         188304      996669            0      176997330
II-A-1           69538307        2637914      474774            0       66900392
III-A-1         118986314        5032470      669033            0      113953844
III-A-2           4149281              0           0            0        4172611
III-A-3          14748700              0       82929            0       14748700
I-X*               265624            N/A        1494            0         265412
I-P**                4556              5           0            0           4551
I-B-1             3215753           2558       18089            0        3213195
I-B-2             1378165           1096        7752            0        1377069
I-B-3              735025            585        4135            0         734440
I-B-4              367512            292        2067            0         367220
I-B-5              367512            292        2067            0         367220
I-B-6              367566            292        2068            0         367274
II-B-1            1736112           8192       11853            0        1727920
II-B-2             236742           1117        1616            0         235625
A-R                     0              0           0            0              0
TOTAL:          393017180        7873117     2274545            0      385167393

             Distribution  Pass-Through
Class            Date          Rate
I-A-1         21-Nov-01           6.7500%
II-A-1        26-Nov-01           8.1930%
III-A-1       29-Nov-01           6.7500%
III-A-2       29-Nov-01           6.7500%
III-A-3       29-Nov-01           6.7500%
I-X*          21-Nov-01           6.7500%
I-P**         21-Nov-01               N/A
I-B-1         21-Nov-01           6.7500%
I-B-2         21-Nov-01           6.7500%
I-B-3         21-Nov-01           6.7500%
I-B-4         21-Nov-01           6.7500%
I-B-5         21-Nov-01           6.7500%
I-B-6         21-Nov-01           6.7500%
II-B-1        26-Nov-01           8.1930%
II-B-2        26-Nov-01           8.1930%
A-R           21-Nov-01           6.7500%
TOTAL:

              Beginning
             Current Prin   Principal                  Remaining
Class           Amount     Distribution    Interest     Balance
I-A-1            996.90122        1.05946     5.60757    995.84176
II-A-1           891.78315       33.82952     6.08866    857.95362
III-A-1          924.80483       39.11418     5.19996    885.69064
III-A-2         1016.96320        0.00000     0.00000   1022.68135
III-A-3         1000.00000        0.00000     5.62277   1000.00000
I-X*             997.36646        0.00000     5.61018    996.57146
I-P**            997.20289        1.03743     0.00000    996.16546
I-B-1            997.65848        0.79345     5.61183    996.86503
I-B-2            997.65848        0.79345     5.61183    996.86504
I-B-3            997.65847        0.79344     5.61182    996.86503
I-B-4            997.65847        0.79346     5.61184    996.86502
I-B-5            997.65847        0.79346     5.61184    996.86502
I-B-6            997.65746        0.79345     5.61182    996.86401
II-B-1           986.67950        4.65583     6.73657    982.02367
II-B-2           986.67951        4.65582     6.73656    982.02369
A-R                0.00000        0.00000     0.00000      0.00000


                                         SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
            Credit Suisse First Boston Mortgage Securities Corp.

                          By: /s/ Mary Fonti
                          Name:          Mary Fonti
                          Title:         Trust Officer
                                         Bank One

            Dated:              30-Nov-01